SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2002

SYNBIOTICS CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0–11303

California (State or other jurisdiction of incorporation )	95–3737816 (I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California (Address of principal executive offices)	92127 (Zip Code)

Registrant’s telephone number, including area code: (858) 451–3771

Item 1.    Changes in Control of Registrant

a)  On January 25, 2002, Redwood West Coast, LLC (“Redwood”) acquired, for $2,800,000 cash, 2,800 shares of a new issue of our Series B preferred stock. The beneficial owners of an aggregate of 94% of Redwood West Coast, LLC are Redwood Holdings, Inc., Thomas A. Donelan, Christopher P. Hendy and Jerry L. Ruyan. Redwood utilized funds derived from contributions of capital by its members which were supplied by them from investment funds on hand, except that Redwood Holdings, Inc., borrowed $800,000 of its investment from Jerry L. Ruyan pursuant to a promissory note due July 22, 2002. The 2,800 shares of Series B preferred stock are convertible into an aggregate of 21,796,668 shares of our common stock, at any time after the date we amend our Articles of Incorporation to increase the number of authorized shares of our common stock to at least 70,000,000. Pursuant to the stock purchase agreement for the Series B preferred stock issuance, we will use our best efforts to cause this to occur no later than July 31, 2002. In addition, under certain circumstances as set forth in the stock purchase agreement, Redwood may be issued additional shares of Series B preferred stock. The 2,800 shares of Series B preferred stock have voting rights, with the aggregate number of votes currently equal to 21,796,668. As a result, the 2,800 shares of Series B preferred stock represent approximately 54% of our voting stock, adjusted to include the issuance of all shares of our common stock which may be issuable upon the exercise or conversion of all outstanding options, warrants and other convertible securities as of January 25, 2002. Without the adjustment for the exercise and conversion of options, warrants and other convertible securities, the voting power of the 2,800 shares of Series B preferred stock represents approximately 69% of our voting stock. Including 8,254,300 shares of our common stock issuable to 41 key employees as contractual retention bonuses (see Item 5 below), but not including any other options, warrants or other convertible securities, the voting power of the 2,800 shares of Series B preferred stock represents approximately 55% of our voting stock.

The stock purchase agreement provided that two designees of Redwood, Thomas A. Donelan and Christopher P. Hendy, would become members of our board of directors at the time of closing and that all of our then current directors, with the exception of Paul A. Rosinack and Rigdon Currie, would resign. The stock purchase agreement further provides that, after we comply with the requirements of Rule 14f-1 under the Securities Exchange Act of 1934, Mr. Currie would resign so that our board of directors would then consist of Messrs. Donelan, Hendy and Rosinack.

b)  None.

Item 5.    Other Events

In connection with the Redwood transaction, we amended our credit agreement with Comerica Bank—California, the successor to Imperial Bank. The $7,132,000 principal amount outstanding under our revolving line of credit and term note, each due in March 2002, was converted into a new $7,132,000 term note due January 1, 2004. The new note bears interest at the rate of prime plus 2%, and is payable in monthly installments of $100,000 plus accrued interest through January 2003 and monthly installments of $125,000 plus accrued interest thereafter, with all remaining principal due January 1, 2004. In addition, we must make a partial prepayment if our EBITDA (earnings before interest, taxes, depreciation and amortization) in 2002 exceeds $4,000,000. The amended credit agreement includes only minimal financial covenants.

In June 2000, in conjunction with our announcement that we had engaged investment bankers to seek ways to maximize shareholder value, including a possible sale of our animal health business, we entered into cash retention bonus agreements with our employees. In contemplation of the Redwood transaction, we amended our agreements with 74 employees so that their cash retention bonuses would be payable on the earlier of January 1, 2003 or termination without cause. These cash retention bonuses, totaling $488,000, would otherwise have been payable the day after the Redwood transaction.

In addition, in contemplation of the Redwood transaction, we amended our agreements with 41 employees, including all of our most senior executives, so that instead of receiving cash retention bonuses they would receive, on or before May 15, 2002, an aggregate of 8,254,300 shares of our common stock. The aggregate

$1,486,000 cash retention bonuses for the 41 employees would otherwise have been payable the day after the Redwood transaction. The effective price of the 8,254,300 shares was $0.18 per share. The average closing price of our common stock for the 10 trading days through January 2, 2002, the day our board of directors approved the amendments, was $0.17 per share. The 41 employees also agreed to surrender all of their outstanding options to acquire an aggregate of 879,559 shares of our common stock in exchange for our satisfying their “primary” employee-side income tax withholding obligation with regard to the retention bonuses. The 8,254,300 shares issuable to the 41 employees will, upon issuance, constitute approximately 21% of our capital stock.

On January 25, 2002, we issued a press release which relates to the transactions described in Item 1 and this Item 5.

Item 7.    Financial Statements and Exhibits

c)  Exhibits

2.11	Stock Purchase Agreement between the Registrant and Redwood West Coast, LLC, dated January 25, 2002.

4.4.3	Third Amendment to Credit Agreement and Loan Documents and Waiver of Defaults by and between the Registrant and Comerica Bank—California, dated January 25, 2002.

4.4.4	Promissory Note from Registrant to Comerica Bank—California, dated January 25, 2002.

4.5	Certificate of Determination of Preferences of Series B Preferred Stock filed January 5, 2002.

4.5.1	Certificate of Amendment to Certificate of Determination of Preferences of Series B Preferred Stock filed January 24, 2002.

10.79†	Management Retention Plan Agreement between the Registrant and Paul A. Rosinack, dated June 16, 2000.

10.79.1†	Amended Management Retention Plan Agreement between the Registrant and Paul A. Rosinack, dated January 24, 2001.

10.79.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Paul A. Rosinack, dated March 15, 2001.

10.79.3†	Amendment to Retention Plan Agreement between the Registrant and Paul A. Rosinack, dated January 4, 2002.

10.80†	Management Retention Plan Agreement between the Registrant and Michael K. Green, dated July 12, 2000.

10.80.1†	Amended Management Retention Plan Agreement between the Registrant and Michael K. Green, dated January 18, 2001.

10.80.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Michael K. Green, dated March 15, 2001.

10.80.3†	Amendment to Retention Plan Agreement between the Registrant and Michael K. Green, dated January 4, 2002.

10.81†	Management Retention Plan Agreement between the Registrant and Francois Guillemin, dated June 26, 2000.

10.81.1†	Amended Management Retention Plan Agreement between the Registrant and Francois Guillemin, dated February 2, 2001.

10.81.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Francois Guillemin, dated March 15, 2001.

10.81.3†	Amendment to Retention Plan Agreement between the Registrant and Francois Guillemin, dated January 4, 2002.

10.82†	Management Retention Plan Agreement between the Registrant and Serge Leterme, dated July 7, 2000.

10.82.1†	Amended Management Retention Plan Agreement between the Registrant and Serge Leterme, dated January 29, 2001.

10.82.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Serge Leterme, dated March 15, 2001.

10.82.3†	Amendment to Retention Plan Agreement between the Registrant and Serge Leterme, dated January 4, 2002.

10.83†	Management Retention Plan Agreement between the Registrant and Robert D. Buchanan, dated July 7, 2000.

10.83.1†	Amended Management Retention Plan Agreement between the Registrant and Robert D. Buchanan, dated January 29, 2001.

10.83.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Robert D. Buchanan, dated March 15, 2001.

10.83.3†	Amendment to Retention Plan Agreement between the Registrant and Robert D. Buchanan, dated January 4, 2002.

10.84	Form of Amendment to Retention Plan Agreement between the Registrant and an employee, dated January 4, 2002.

10.85†
Form of Amendment to Retention Plan Agreement between the Registrant and an employee, dated January 4, 2002. Agreements on this form were entered into with each of Carmen Adams, Kenneth Aeschbacher, Janet Anderson, Arnold Barron, Kathleen Bestul, Veronique Bouchot-Torres, Dana Brownell, Keith Butler, Allen Carlson, Emmanuel Combe, John Donovin, Judith Francello, Clifford Frank, Mary Hanavan, Mike Harrod, Denis Hartman, Kathy Hildebrand, Kevin Jones, Cherian Kadookunnel, Chinta Lamichhane, Rene Lampe, Catherine Lane, Barbara Livingston, Patrick Lopez, Donna Murphy, Krista Musil, Nadia Plantier, Michael Rees, Tracy Roberts, Ernesto Samson, Ron Sanders, John Shimmel, Greg Soulds, James Stoner, Tatijana Sutka, and Mary Anne Williams, respectively.

99	Press release date January 25, 2002 entitled “Synbiotics Corporation Receives $2.8 Million in Equity Financing and Restructures Bank Debt”.

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNBIOTICS CORPORATION

By:	/s/ MICHAEL K. GREEN
Michael K. Green Senior Vice President—Finance and Chief Financial Officer

Date: February 7, 2002

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

EXHIBITS

TO

FORM 8-K

UNDER

SECURITIES EXCHANGE ACT OF 1934

SYNBIOTICS CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

2.11	Stock Purchase Agreement between the Registrant and Redwood West Coast, LLC, dated January 25, 2002.

4.4.3	Third Amendment to Credit Agreement and Loan Documents and Waiver of Defaults by and between the Registrant and Comerica Bank—California, dated January 25, 2002.

4.4.4	Promissory Note from Registrant to Comerica Bank—California, dated January 25, 2002.

4.5	Certificate of Determination of Preferences of Series B Preferred Stock filed January 5, 2002.

4.5.1	Certificate of Amendment to Certificate of Determination of Preferences of Series B Preferred Stock filed January 24, 2002.

10.79†	Management Retention Plan Agreement between the Registrant and Paul A. Rosinack, dated June 16, 2000.

10.79.1†	Amended Management Retention Plan Agreement between the Registrant and Paul A. Rosinack, dated January 24, 2001.

10.79.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Paul A. Rosinack, dated March 15, 2001.

10.79.3†	Amendment to Retention Plan Agreement between the Registrant and Paul A. Rosinack, dated January 4, 2002.

10.80†	Management Retention Plan Agreement between the Registrant and Michael K. Green, dated July 12, 2000.

10.80.1†	Amended Management Retention Plan Agreement between the Registrant and Michael K. Green, dated January 18, 2001.

10.80.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Michael K. Green, dated March 15, 2001.

10.80.3†	Amendment to Retention Plan Agreement between the Registrant and Michael K. Green, dated January 4, 2002.

10.81†	Management Retention Plan Agreement between the Registrant and Francois Guillemin, dated June 26, 2000.

10.81.1†	Amended Management Retention Plan Agreement between the Registrant and Francois Guillemin, dated February 2, 2001.

10.81.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Francois Guillemin, dated March 15, 2001.

10.81.3†	Amendment to Retention Plan Agreement between the Registrant and Francois Guillemin, dated January 4, 2002.

10.82†	Management Retention Plan Agreement between the Registrant and Serge Leterme, dated July 7, 2000.

10.82.1†	Amended Management Retention Plan Agreement between the Registrant and Serge Leterme, dated January 29, 2001.

10.82.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Serge Leterme, dated March 15, 2001.

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Exhibit No.	Exhibit

10.82.3†	Amendment to Retention Plan Agreement between the Registrant and Serge Leterme, dated January 4, 2002.

10.83†	Management Retention Plan Agreement between the Registrant and Robert D. Buchanan, dated July 7, 2000.

10.83.1†	Amended Management Retention Plan Agreement between the Registrant and Robert D. Buchanan, dated January 29, 2001.

10.83.2†	Memorandum Amending Management Retention Plan Agreement between the Registrant and Robert D. Buchanan, dated March 15, 2001.

10.83.3†	Amendment to Retention Plan Agreement between the Registrant and Robert D. Buchanan, dated January 4, 2002.

10.84	Form of Amendment to Retention Plan Agreement between the Registrant and an employee, dated January 4, 2002.

10.85†
Form of Amendment to Retention Plan Agreement between the Registrant and an employee, dated January 4, 2002. Agreements were entered into on this form with each of Carmen Adams, Kenneth Aeschbacher, Janet Anderson, Arnold Barron, Kathleen Bestul, Veronique Bouchot-Torres, Dana Brownell, Keith Butler, Allen Carlson, Emmanuel Combe, John Donovin, Judith Francello, Clifford Frank, Mary Hanavan, Mike Harrod, Denis Hartman, Kathy Hildebrand, Kevin Jones, Cherian Kadookunnel, Chinta Lamichhane, Rene Lampe, Catherine Lane, Barbara Livingston, Patrick Lopez, Donna Murphy, Krista Musil, Nadia Plantier, Michael Rees, Tracy Roberts, Ernesto Samson, Ron Sanders, John Shimmel, Greg Soulds, James Stoner, Tatijana Sutka, and Mary Anne Williams, respectively.

99	Press release date January 25, 2002 entitled “Synbiotics Corporation Receives $2.8 Million in Equity Financing and Restructures Bank Debt”.

†	Management contract or compensatory plan or arrangement.

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